HERE CONFIDENTIAL
Exhibit 10.16.36+

SECOND AMENDMENT TO AMENDED AND RESTATED TERRITORY LICENSE NO. 8
This Second Amendment (“Second Amendment”) to the Amended and Restated Territory License No. 8, effective April 1, 2014 (“TL 8”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), as amended by the First Amendment to TL 8, by and between the parties, dated November 4, 2015 (“First Amendment”) is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement, TL 8 and amendments thereto are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Second Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Second Amendment as follows:

1.	Exhibit A.

A.	Additional Content. The following Additional Content is hereby added to Section I(6) (License Fee for [*****]) of Exhibit A of TL 8:

•	[*****] Content

B.	Pricing. Section 2 (Pricing) of the First Amendment is hereby deleted in its entirety and replaced with the following:
Pricing. The following new Section IV shall be added to Exhibit A (Pricing) of TL 8:
The following new Section IV shall be added to Exhibit A (Pricing) of TL 8:
“IV. [*****] for [*****] Territory. During the TL Term, for each [*****] for the [*****] Territory for each Initial Copy shipped to [*****] ([******])(“[*****]”) as of July 13, 2015, the total [*****], including the [*****] for the [*****] and for [*****], is calculated by adding (i) [*****] and (ii) [*****]. The [*****] shall be reported and paid together with the [*****] for the [*****], pursuant to Section V.B of this TL 8.”

Table 1 - [*****] for [*****]
[*****]	Per [*****]
Through the end of calendar year [*****]	$[*****]

Notwithstanding the foregoing, both the [*****] for the [*****] and the [*****] specified above shall be [*****] solely for [*****] distributed by Client to [*****] solely in connection with the [*****] in the [*****] Territory (“[*****]”). Client shall report (i) all [*****] as a separate line item on its [*****] report as a [*****] (i.e., $[*****] per unit for [*****] units); and (ii) a credit amount as a separate line item on its [*****] report of “$[*****]” (calculated as [*****] units * “$[*****]” per unit equals $[*****]) which shall be applied to applicable [*****] due to HERE under such [*****] report. For purposes of clarity, the aforementioned [*****] for [*****] shall include [*****] solely for the Data for [*****] Territory that are distributed to End-Users solely to [*****] (each, a “[*****] ”) to enable such End-Users to receive [*****] during a [*****] (i.e., all [*****] for [*****] shall be applied toward the total of [*****] specified above and [*****] shall apply to such [*****]). Additionally, the [*****] for [*****] shall be subject to payment by Client to HERE for the [*****] for [*****] per the foregoing sentence.

2.    [*****] for [*****]. Section 4 of the First Amendment ([*****] for [*****]) is hereby deleted in its entirety.

Amendment 2 to Amended and Restated TL 8 [Telenav, Inc.][NA Automotive PR-014470, PR-013321][10-25-16 lee]	Page 1 of 2

HERE CONFIDENTIAL

3.    Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC		TELENAV, INC.
By:	/s/ Lori Bellows	By:	/s/Michael Strambi
Name:	Lori Bellows	Name:	Michael Strambi
Title:	HERE Legal	Title:	Chief Financial Officer
Date:	12/5/2016	Date:	11/17/2016

HERE NORTH AMERICA, LLC
By:	/s/ Jeannie Lee Newman
Name:	Jeannie Lee Newman
Title:	Senior Legal Counsel
Date:	12/5/2016

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 2 to Amended and Restated TL 8 [Telenav, Inc.][NA Automotive PR-014470, PR-013321][10-25-16 lee]	Page 2 of 2